SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2007

On2 Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

1-15117
(Commission File Number)

84-1280679
(IRS Employer Identification No.)

21 Corporate Drive, Suite 103, Clifton Park, NY 12065
(518) 248-0099
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 2, 2007, On2 Technologies, Inc., issued a press release announcing its financial results for the second quarter, ended June 30, 2007. A copy of the press release is included as Exhibit 99.1 to this report. Please note in particular the statements and information contained therein regarding the Registrant’s proxy statement and 2007 annual meeting of stockholders.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1. Press release of On2 Technologies, Inc., dated August 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2007	On2 Technologies, Inc. By: /s/ Bill Joll
Name: Bill Joll
Title: President and CEO

On2 Technologies, Inc.
Current Report on Form 8-K
Dated August 2, 2007
EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 2, 2007